SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 15, 2004

                            ASTEA INTERNATIONAL INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      0-26330                      23-2119058
(State of Incorporation)     (Commission File Number)           (IRS Employer
                                                             Identification No.)

                               240 Gibraltar Road
                                Horsham, PA 19044
          (Address of principal executive offices, including zip code)

                                 (215) 682-2500
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)
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Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 15, 2004, Astea International Inc. (the "Registrant") issued a press release announcing the results for its fiscal 2004 third quarter ended September 30, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibit is filed herewith:



EXHIBIT NO.                DESCRIPTION OF EXHIBIT
------------      --------------------------------------------------------------
99.1              News Release disseminated on November 15, 2004 by the
                  Registrant announcing the financial results for its fiscal
                  2004 third quarter ended September 30, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ASTEA INTERNATIONAL INC.

                                         By: /s/ George S. Rapp
                                             -----------------------------------
                                             George S. Rapp
                                             Chief Financial Officer

Dated:      November 15, 2004

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